Exhibit 99.5

PURCHASE AND SALE AGREEMENT

(Central City, Kentucky)

THIS PURCHASE AND SALE AGREEMENT, made and entered into effective this      day of October, 2015 (the “Effective Date”), by and between BUBECK LLC (the “Seller”), and OLD NATIONAL BANK, a national banking association (the “Purchaser”).

WITNESSETH THAT:

Seller hereby agrees to sell and assign to the Purchaser and Purchaser hereby agrees to purchase from the Seller, subject to the terms and conditions herein real estate and all building improvements and fixtures located thereon commonly known as 301 S. 2nd Street, Central City, Kentucky, and more particularly described on Exhibit A, attached hereto (the “Property”).

The purchase and sale of the Property shall be on the following terms and conditions:

1. PURCHASE PRICE. In consideration of the sale, conveyance, transfer, assignment and delivery of the Property by Seller, and in reliance on the representations and warranties of the Seller contained herein, Purchaser shall purchase the Property, and as the agreed purchase price therefor, Purchaser shall pay to Seller the sum of Two Million Thirty-five Thousand Six Hundred Fifty-four Dollars ($2,035,654.00) (the “Purchase Price”). The Purchase Price, plus or minus adjustments as set forth herein, shall be paid by Purchaser to Seller at Closing (as hereinafter defined), in cash or other immediately available funds.

2. CLOSING. The closing of the transaction contemplated herein (the “Closing”) shall take place in Evansville, Indiana, within thirty (30) days after the satisfaction of the contingencies set forth in Sections 3, 8 and 9 hereof, at a place and time mutually acceptable to Seller and Purchaser; provided, however, in no event shall the Closing be later than November 10, 2015 (the “Expiration Date”). In the event parties fail to agree on the specific time and place for Closing, the Closing shall occur at the offices of Lockyear Title, LLC, 221 N.W. 5th Street, Evansville, Indiana at 10:00 a.m. (Evansville time) on the Expiration Date.

3. TITLE TO PROPERTY.

A. Within fifteen (15) days after the date hereof, Seller shall provide Purchaser with a preliminary commitment for an owner’s policy of title insurance for the Property issued by Lockyear Title, LLC (the “Title Company”), to a date not earlier than the Effective Date (the “Commitment”). The cost of preparing the Commitment and procuring any owner’s policy of title insurance (the “Title Policy”) shall be borne entirely by Purchaser.

B. Purchaser shall have fifteen (15) days after receipt of the Commitment to cause such Commitment to be examined by its attorneys and, within such period of time, to the extent that the attorneys for Purchaser shall have objections to or note defects in the title covered by such Commitment, such objections or defects shall be designated in writing and furnished to Seller (the “Title Objection Notice”). Seller shall either (i) cause the defects noted in the Title Objection Notice to be eliminated promptly and within a reasonable time after the designation of same to Seller; or (ii) notify Purchaser in writing within fifteen (15) days of its receipt of the Title Objection Notice that Seller elects not to cure the objections and defects noted in the Title Objection Notice.

C. In the event that any objections or defects are not removed or eliminated by Seller within fifteen (15) days after Purchaser delivered its written objections to Seller, or such other time as agreed upon in writing by the parties, or if Seller notifies Purchaser that it will not cure the title objections listed in the Title Objections Notice, Purchaser may, in its sole discretion, (i) rescind this Agreement by providing written notice to Seller with neither party having any further liability to the other hereunder with respect to the Property except as otherwise expressly provided in this Agreement; or (ii) waive such objections or defects and proceed to Closing. The foregoing notwithstanding, Seller shall be obligated to expend whatever sums are required to cure or obtain affirmative coverage for the following title defects prior to, or at, the Closing: (i) all mortgages, security deeds or other security instruments encumbering the Property; and (ii) judgments against Seller (which do not result from acts or omissions on the part of Purchaser) which have attached or become a lien against the Property.

D. In the event that a Commitment does disclose that Seller is the owner of the record title in fee simple of the Property or the title of Seller is satisfactorily perfected, or any objections noted in the Title Defects Notice are corrected by Seller or waived by Purchaser, as above provided, the purchase and sale of the Property shall be consummated by (i) the execution and delivery by Seller to Purchaser of a special warranty deed conveying the Property to Purchaser in fee simple, free and clear of any and all liens and encumbrances, except (a) the lien of current ad valorem real estate taxes and assessments; (b) easements, covenants and restrictions of record acceptable to Purchaser; (c) all building setback lines, public utility easements, notices, dedications and other information and matters set forth upon any instrument, survey or recorded plat applicable to the Property acceptable to Purchaser; (e) any possible charges or liens for sewer service charges and/or connection charges levied by any governmental agency or public utility payable subsequent to date of Closing; (f) all building, subdivision, zoning or other ordinance, rule or regulation of the state where the Property is located or any political subdivision thereof affecting the Property; (g) any prior mineral reservation, conveyance or lease of record be the same oil, gas, coal or other minerals of whatsoever kind or nature which are acceptable to Purchaser; provided, however, Seller shall convey to Purchaser all of Seller’s right, title and interest in the mineral estate; and (h) other exceptions approved by Purchaser in its sole discretion (subsections (a) through (h) being hereinafter referred to as the “Permitted Exceptions:); and (ii) by payment of the Purchase Price by the Purchaser to Seller in the manner provided hereinabove.

4. CLOSING DOCUMENTS.

A. At the Closing, Seller shall deliver to Purchaser the following:

(i) A special warranty deed containing a legal description of the Property as set forth on Exhibit A hereto, subject only to the Permitted Exceptions;

(ii) A standard form vendor’s affidavit signed by Seller containing such statements by Seller, as may be reasonably required by the Title Company for Purchaser to obtain the Title Policy for the Property containing no exceptions except the Permitted Exceptions and the standard survey exception.

(iii) A termination of the Lease Agreement by and between Seller and Purchaser dated March 31, 2008 (the “Existing Lease”), in recordable form (the “Lease Termination Agreement”);

(iv) A non-foreign affidavit within the meaning of Section 1445 of the Internal Revenue Code and Regulations promulgated therewith; and

(v) Such other certificates, instruments, papers and documents as Purchaser may reasonably require.

Title to the Property and risk of loss with respect thereto shall pass to Purchaser as of the date of Closing.

B. At the Closing, the Purchaser shall deliver to the Seller, the following:

(i) Wired funds representing the Purchase Price payable at Closing for the Property;

(ii) The Lease Termination Agreement executed by Purchaser; and

(iii) Such other certificates, instruments, papers or documents as Seller may reasonably request.

5. REPRESENTATIONS AND WARRANTIES OF THE SELLER. Seller represents, warrants and covenants to and with the Purchaser as follows:

A. Seller is a limited liability company organized, existing and in good standing under the laws of the State of Indiana;

B. This Agreement and all instruments required hereby to be executed and delivered to the Purchaser by Seller are, or when delivered will be, the legal, valid and binding obligations of such Seller;

C. Seller has full power and authority to execute and deliver this Agreement and all related documents and to carry out the transactions contemplated herein, and this Agreement and all instruments and documents delivered pursuant hereto at the Closing shall be valid and binding documents enforceable against such Seller in accordance with their respective terms;

D. The execution of this Agreement and the consummation of the transactions contemplated herein do not conflict with or violate any provision of any agreement, instrument, law or regulation to which Seller is a party or by which Seller or Seller’s property is bound;

E. No other approval or authorization of this Agreement or any other agreements to be entered into in connection with the transactions contemplated hereby are required by law or otherwise in order to make this Agreement or any other agreements entered into in connection with the transactions contemplated herein binding upon Seller;

F. Seller is not a party to any litigation materially affecting its condition (financially or otherwise) and Seller is not in default or potential default as to any other agreement for borrowed money or as guarantors for any other person, firm or organization;

G. To the best of its knowledge, Seller is the owner of and has good and valid and marketable title to the Property, subject only to the Existing Lease and the Permitted Exceptions;

H. Seller has full right, power and authority to sell, transfer, convey and assign the Property to Purchaser and will deliver to Purchaser at Closing good, valid and marketable title to the Property, subject only to the Permitted Exceptions;

I. There are no judgments existing, nor suits, actions or proceedings pending or threatened in any court which have any material impact against Seller or its property;

J. Seller is not a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code and the Regulations promulgated in connection therewith, and is, therefore, exempt from withholding requirements of said Section; and

K. To the best knowledge of Seller, no proceedings have been commenced or threatened by any authority having power of eminent domain to condemn any portion of the Property.

All of the foregoing covenants, representations and warranties (and those stated below) shall be confirmed in writing by Seller to be true and correct as of the Closing Date, and such representations, warranties and covenants (and those stated below) which are made as of the Closing Date shall survive the Closing.

Seller agrees to indemnify, defend, reimburse and hold harmless Purchaser and its successors and/or assigns from and against any damages or claims arising as a result of the breach of any warranty or covenant contained herein or the inaccuracy of any representation of Seller contained herein.

6. COVENANTS OF SELLER. To and including the Closing, Seller hereby covenants and agrees to the following with respect to the Property being sold by Seller pursuant hereto:

A. Seller shall not commit waste of the Property and Seller shall perform all maintenance and repairs required of it, if any, which are necessary in order to keep each item constituting the Property in its present condition, taking into account the age, past use and ordinary wear and tear thereof; and

B. Seller shall furnish to Purchaser and its representatives all information in its possession concerning the Property which Purchaser may reasonably request.

7. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. Purchaser represents and warrants to Seller as follows:

A. Purchaser is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America;

B. This Agreement and all other instruments required hereby to be executed and delivered to Seller by Purchaser are, or when delivered will be, the legal, valid and binding obligations of the Purchaser;

C. Purchaser has full power and authority to execute and deliver this Agreement and all related documents and to carry out the transactions contemplated herein, and this Agreement and all instruments and documents delivered pursuant hereto at the Closing shall be valid and binding documents enforceable against Purchaser in accordance with their respective terms. The execution of this Agreement and the consummation of the transactions contemplated herein do not conflict with or violate any provision of any agreement, instrument, law or regulation to which Purchaser is a party or by which it or its property is bound. No other approval or authorization of this Agreement or any other agreements to be entered into in connection with the transactions contemplated hereby are required by law or otherwise in order to make this Agreement or any other agreements entered into in connection with the transactions contemplated herein binding upon Purchaser. This Agreement and all other instruments required hereby to be executed and delivered to Seller by Purchaser are, or when delivered shall be, legal, valid and binding instruments of Purchaser; and

D. Purchaser is not a party to any litigation materially affecting its condition (financially or otherwise) and the Purchaser is not in default or potential default as to any other agreement for borrowed money or as guarantor for any other person, firm, or corporation.

All of the foregoing covenants, representations and warranties (and those stated below) shall be confirmed in writing by Purchaser to be true and correct as of the Closing Date, and such covenants, representations and warranties (and those stated below) which are made as of the Closing Date shall survive the Closing.

Purchaser agrees to indemnify, defend, reimburse and hold harmless Seller and its successors and/or assigns from and against any damages or claims arising as a result of the breach of any warranty or covenant contained herein or the inaccuracy of any representation of Purchaser contained herein.

8. CONTINGENCIES TO CLOSING - PURCHASER. Purchaser’s obligations to proceed to Closing on its purchase of the Property shall be conditioned upon and subject to the following contingencies hereinafter set forth in this Section 8; provided, however, Purchaser may conditionally or unconditionally waive any one or more of the following contingencies set forth in this Section 8. If any of the following contingencies is/are not satisfied by Seller or waived by Purchaser, then Seller agrees that, upon the written request of Purchaser, this Agreement shall terminate.

A. All of the documents and instruments delivered by Seller to Purchaser pursuant to the terms and conditions hereof shall have been delivered within the time specified herein.

B. The representations, warranties and covenants of Seller contained herein or any certificate or document delivered in connection with this Agreement or the transactions contemplated herein shall be true and correct as of the date of Closing as if those such representations and warranties were then made again.

C. Seller shall comply with, fulfill and perform each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder.

D. The parties stipulate and agree that Purchaser, at Purchaser’s sole cost and expense, shall have the Property appraised by a licensed appraiser. If the value of the Property is less than the Purchase Price or the useful life of the building located on the Property is less than 39.5 years (as set forth in any such appraisal), Purchaser shall have the right to terminate this Agreement by providing written notice to Seller on or before November 1, 2015, whereupon this Agreement shall be considered terminated and neither party shall have any further rights or obligations hereunder.

E. Purchaser shall have acquired or shall simultaneously acquire (a) property owned by North Main Bank LLC located at 100 N. Main Street, Evansville, Indiana; and (b) property owned by Bubeck LLC located at 106 N. Monroe in Williamsport, Indiana.

F. Purchaser and Banque Beechmont, LLC shall have terminated a Lease Agreement dated May 15, 2009 for premises commonly known as 3740 Merle Travis Highway in Beechmont, Kentucky.

9. CONTINGENCIES TO CLOSING - SELLER. The obligations of Seller hereunder shall be subject to the fulfillment, prior to or at Closing, of each of the following conditions precedent; provided, however, that Seller may conditionally or unconditionally waive any one or more of such conditions:

A. All of the documents and instruments delivered by Purchaser to Seller pursuant to the terms and conditions hereof shall have been delivered within the time specified herein and shall be in a form and substance satisfactory to Seller.

B. The representations, warranties and covenants of Purchaser contained herein or any certificate or document delivered in connection with this Agreement or the transactions contemplated herein shall be true and correct as of the date of Closing as those such representations and warranties were then made again.

C. Purchaser shall comply with, fulfill and perform each of the covenants, terms and conditions to be complied with, fulfilled or performed by Purchaser hereunder.

D. Purchaser shall have acquired or shall simultaneously acquire (a) property owned by North Main Bank LLC located at 100 N. Main Street, Evansville, Indiana, for a purchase price not less than $2,307,396.00; and (b) property owned by Bubeck LLC located 106 N. Monroe in Williamsport, Indiana, for a purchase price not less than $906,950.00.

E. Purchaser and Banque Beechmont, LLC shall have terminated a Lease Agreement dated May 15, 2009 for premises commonly known as 3740 Merle Travis Highway in Beechmont, Kentucky, with Purchaser paying a termination fee not less than $525,000.00.

10. PRORATIONS OF TAXES, RENTS. There shall be no pro-rations of general property taxes (state, county, municipal, school and fire district, and other local real estate taxes and personal property taxes) for the Property (the “Taxes”). Purchaser has heretofore paid all Taxes as required by the terms of the Existing Lease which have become due and payable prior to the date of Closing. Furthermore, there shall be no pro-rations of rents due and payable to Seller with regard to the Real Estate for the month of October or November, regardless of the day on which Closing shall occur, and Seller shall have the right to retain the full amount of rents for October and November.

11. DAMAGE OR DESTRUCTION; CONDEMNATION. If the Property shall suffer a loss by fire, flood, tornado, accident or other cause on or before the Closing, or proceedings to take or condemn the whole or any part of the Property for public or quasi-public use under any statute, or by the right of eminent domain are commenced or threatened prior to the Closing, then Purchaser may with respect to the Property, at its option, either consummate or not consummate the transaction contemplated hereby with respect to the Property. If Purchaser elects not to consummate such transaction, this Agreement shall terminate and be of no further force and effect with respect to the Property. If Purchaser elects to consummate this transaction for the Property, the transaction shall proceed to Closing with no reduction in the amount of the Purchase Price payable at Closing, except Seller shall assign to Purchaser, Seller’s right, title and interest in and to insurance proceeds payable in respect of a casualty and/or damages or awards payable in respect of a taking or condemnation of the Property to the extent of Purchaser’s interest therein.

12. POSSESSION OF PROPERTY; AS IS CONDITION. Seller shall deliver to Purchaser full and exclusive possession of the Property on the date of Closing. Purchaser acknowledges, represents and warrants (i) that any information (“INFORMATION”) supplied or made available by Seller, whether written or oral, or in the form of maps, surveys, plats, soil reports, engineering studies, environmental studies, inspection reports, plans, specifications or any other information whatsoever, without exception, pertaining to the Property, any and all records, and other documents pertaining to the use and occupancy of the Property, income thereof, the cost and expense of maintenance thereof, and any and all other matters concerning the condition, suitability, integrity, marketability, compliance with law, or other attributes or aspects of the Property, or any part thereof, is furnished to Purchaser solely as a courtesy and shall not constitute a representation or warranty of the Seller unless specifically set forth as a representation herein; (ii) THE INFORMATION IS PROVIDED AND THE PROPERTY IS PURCHASED, ON AN AS-IS WHERE-IS BASIS AND SELLER MAKES NO REPRESENTATION, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW OR OTHERWISE, INCLUDING BUT IN NO WAY LIMITED TO, ANY WARRANTY OF CONDITION, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE AS TO THE INFORMATION OR THE PROPERTY; and (iii) other than the representations, covenants and agreements made and specifically set forth in this Agreement, no representations, whether written or oral, have been made by Seller, or its agents or employees in order to induce Purchaser to enter into this Agreement. Without limiting the generality of the foregoing, Purchaser acknowledges, warrants and represents to Seller that neither Seller nor its agents or employees have made any representations or statements, whether written or oral, to Purchaser concerning the investment potential, suitability for Purchaser’s intended use, operation, or resale of the Property at any future date, at a profit or otherwise, nor has Seller or its agents or employees rendered any advice or expressed any opinion to Purchaser regarding any tax consequences of ownership of the Property.

Purchaser acknowledges, represents and warrants that as of the Closing, Purchaser will be familiar with the Property and will have made such independent investigations as Purchaser deems necessary or appropriate concerning the Property. If Purchaser elects to proceed with the purchase of the Property, any objections which Purchaser may have with respect to the Property shall be waived by Purchaser. Except as specifically made and set forth in this Agreement, Seller makes no representations or warranties and specifically disclaims any representation, warranty or guarantee, oral or written, past, present or future with respect to the physical condition or any other aspect of the Property, including without limitation, conformity of the Property to past, current, or future applicable zoning, subdivision, or building code requirements or the compliance with any other laws, rules, ordinances, or regulations of any government or other body, the financial earning capacity or history of the Property, the nature and extent of any right-of-way, lease, possession, lien, encumbrance, license, reservation, condition or otherwise, existence of soil instability, soil additions, conditions or soil fill, susceptibility to undershoring or subsidence, sufficiency of drainage, whether the Property is located wholly or partially in a flood plain or flood hazard boundary or similar area, the existence or non-existence of hazardous waste or other toxic materials of any kind (including without limitation, asbestos), or any other matter effecting the stability or integrity of the Property.

Seller shall not be responsible for any negligent misrepresentation or failure to investigate the Property on the part of Purchaser, any real estate broker or sales agent, or any other agent or employee of Seller, Purchaser, or any third party.

13. DEFAULT. If Purchaser breaches this Agreement and is in default, Seller may seek specific performance or any other legal remedy provided by this Agreement or at law or in equity against the Purchaser. If Seller breaches this Agreement and is in default, then Purchaser may seek specific performance or any other remedy provided by this Agreement or at law or in equity against Seller. The foregoing notwithstanding, the total and aggregate obligation of the Seller to the Purchaser herein shall in no event exceed an amount equal to the Purchase Price.

14. BROKERS. It is hereby acknowledged and agreed that Woodward Commercial Realty, Inc. (the “Broker”) is a licensed real estate broker. The Broker agrees that the real estate commission payable as a result of the transactions contemplated herein shall be Eighty-four Thousand Three Hundred Thirty-four Dollars and Twenty-three Cents ($84,334.23) to be paid by Seller upon the Closing of the transaction contemplated hereby. Purchaser and Seller each represent and warrant to the other that they have not employed or engaged any other real estate brokers or agents (other than the Broker) in connection with this Agreement or the purchase and sale of the Property contemplated in this Agreement. Purchaser and Seller covenant and agree, each to the other, to indemnify and hold the other harmless against any loss, liability, costs, claims, demands, damages, actions, causes of action and suits arising out of or in any manner related to the alleged employment or use by the indemnifying party of any real estate broker or agent (other than the Broker) in connection with the purchase and sale contemplated in this Agreement. This Section 14 shall survive the Closing or any termination of this Agreement.

15. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements and understandings between the parties hereto respecting such matters. This Agreement may be modified, amended, discharged or waived only by an agreement in writing signed by the party against whom enforcement of any such modification, amendment, discharge or waiver is sought.

16. TIME OF ESSENCE. Time is of the essence of this Agreement.

17. ATTORNEY FEES. If any party obtains a judgment against the other party by reason of breach of this Agreement, reasonable attorney fees as fixed by the Court shall be included in such judgment.

18. GENDER AND NUMBER. Whenever the singular or plural number, masculine, feminine or neuter gender is used herein, it shall equally include the other.

19. SUCCESSORS AND ASSIGNS. Neither party may assign or transfer their rights or obligations under this Agreement without the prior written consent of the other party first obtained; provided, however, Purchaser may, without Seller’s consent, assign its rights hereunder to any entity whose ownership structure is substantially similar to the ownership structure of Purchaser.

20. SEVERABILITY. The invalidity or unenforceability of any particular provision hereof shall not affect the other provisions and this instrument shall be construed in all respects as if such invalid or unenforceable provision had not been contained herein.

21. COOPERATION. The parties agree, both before and after Closing, to cooperate in carrying out the terms of this Agreement and the agreements and documents executed in connection therewith, including the execution and delivery of such further instruments and documents as may reasonably be requested in order to more effectively carry out the terms and conditions of this Agreement.

22. NOTICES. Any notice, demand or document which any party is required or may desire to give, deliver or make upon any other party shall, in the case of a notice or demand, be in writing and may be personally delivered or given or made United States registered or certified mail, return receipt requested, addressed as follows:

If to Purchaser:	Old National Bank One Main Street, Mail Stop ONP-007B Evansville, IN 47708 ATTENTION: Douglas C. Gregurich

with copy to:	Marco L. DeLucio, Esq. Ziemer, Stayman, Weitzel & Shoulders, LLP P.O. Box 916 Evansville, IN 47706-0916

If to Seller:	Bubeck LLC 3 S. Brentwood Avenue Evansville, IN 47715 ATTENTION: Patrick Rayburn

with copy to:	Krista Lockyear, Esq. JACKSON KELLY PLLC 221 N.W. Fifth Street, Second Floor P. O. Box 1507 Evansville, IN 47706-1507

Each address given is subject to the right of either party to designate a different address for itself by notice similarly given. Any notice, demand or document so given, delivered or made by United States Mail, return receipt requested, shall be deemed to have been given, delivered or made on the day after the same is deposited in the United States Mail, as registered or certified matter, addressed as above, with postage thereon fully paid.

23. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the state where the Property is located.

24. CERTIFICATION AS TO NON-FOREIGN STATUS. To inform the Purchaser that withholding tax is not required under Section 1445 of the Internal Revenue Code and under penalties of perjury, Seller certifies that Seller is not a non-resident alien or foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined by the Internal Revenue Code or regulations promulgated thereunder and that Seller’s Federal Identification Number is:             . Seller understands that this certification may be disclosed to the Internal Revenue Service and that any false statement made could be punished by fines, imprisonment or both.

25. NEGOTIATED AGREEMENT. This Agreement constitutes the result of negotiations between the parties relating to the matters set forth herein and, as such, no party shall be deemed to be the drafter of this Agreement. The language of all parts of the Agreement shall, in all cases, be construed as a whole, according to its fair meaning and not strictly for or against any party.

26. LEGAL DESCRIPTION. Seller and Purchaser have not had the benefit of title examination or survey in preparation of this Agreement. Seller and Purchaser believe that the legal description set forth on Exhibit A to be a good and sufficient legal description of the Property intended to be the subject of this Agreement. However, if on subsequent title examination, survey or inspection of the Property, it is determined by Seller or Purchaser that the legal description is incorrect or otherwise insufficient, Seller and Purchaser agree that the legal description may be reformed or modified to describe the real estate owned by the Seller and intended by the Seller to be conveyed hereby. If the parties are unable to agree upon an appropriate legal description of the Property to be conveyed hereby, either party may terminate this Agreement, and upon such termination, neither party shall have any further obligation to the other, except as is otherwise expressly provided herein.

SEE NEXT PAGE FOR SIGNATURES

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

BUBECK LLC

By:
Patrick Rayburn, Manager

“Seller”

OLD NATIONAL BANK

By:
Douglas C. Gregurich, Senior Vice
President, Tax and Real Estate

“Purchaser”

EXHIBIT “A”

TO PURCHASE AND SALE AGREEMENT

LEGAL DESCRIPTION FOR 301 2ND STREET, CENTRAL CITY, KENTUCKY

Parcel One (Deed Book 312, page 291):

Beginning at an iron stake in the intersection of South Second Street and Stroud Lane in Central City; running thence S56-16 W 32.82 feet to a stake; thence S 49-25 W 112.59 feet to a stake; thence N 30-36 W 100.43 feet to an iron stake; thence N 32-37 W 136.23 feet to an iron stake; thence N 56-16 E 104.00 feet to an iron stake; thence S 33-44 E 76.00 feet to an iron stake; thence S 42-54 E 59.44 feet to an iron stake; thence S 46-04 E 49.99 feet to an iron stake; thence S 49-45 E 40.18 feet to an iron stake, to the point of beginning.

Parcel Two (Deed Book 318, page 443):

Beginning at a stake on the North side of Stroud Lane S. 54 W. 114 feet from the intersection of South Second Street and Stroud Lane and running thence N. 36 W. 330 feet to a stake on the South side of Harrison Avenue, Embrey’s corner; thence S.54 W. 78.4 feet to a stake, a new corner in the old line; thence with a new division line S. 36-3/4 E. 330 feet to a stake on the North side of Stroud Lane; thence with the North side of said Stroud Lane N. 54 E. 74 1⁄4 feet to the beginning, and containing 25,245 square feet, more or less.

Being the same property conveyed to Bubeck LLC, by Deed dated March 31, 2008, and of record in Deed Book     , page     , in the Office of the Clerk of Muhlenberg County, Kentucky.